UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 23, 2009

Bovie Medical Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31885	11-2644611
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

734 Walt Whitman Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code
(631) 421-5452

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐ Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240. l4d- 2(b)

☐ Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	On November 23, 2009, Brian Madden voluntarily resigned as a director of the corporation for personal reasons. Mr. Madden was also a member of our nominating, compensation and audit committees.

(d)
The board of Directors has elected Gregory A. Konesky to replace Brian H. Madden as a director, to serve until the next annual meeting of shareholders.  Mr. Konesky has been scientific consultant to Bovie Medical Corporation for the past 12 years and is our Lead Scientist on our J. Plasma project.  He is a member of a number of prestigious scientific associations and has authored over 51 scientific articles concerning many subjects, including plasma technology.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

17.1	E-mail communication of resignation to Bovie Medical Corporation from Brian Madden dated November 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOVIE MEDICAL CORPORATION

Bovie Medical Corporation
(Registrant)

Dated: November 30, 2009	By: /S/ Andrew Makrides
Andrew Makrides, President